LETTER TO SHAREHOLDERS                      ACM Municipal Securities Income Fund
================================================================================

June 26, 1998

Dear Shareholder:

We are pleased to report municipal market activity and investment results for ACM Municipal Securities Income Fund's semi-annual reporting period ended April 30, 1998.

--------------------------------------------------------------------------------

INVESTMENT RESULTS*
Periods Ended April 30, 1998
                                                      Total Returns
                                                 6 Months       12 Months
                                                 --------       ---------
ACM Municipal Securities
 Income Fund                                       3.37%         13.72%

                                               1 Year    3 Years    5 Years
                                               ------    -------    -------
General & Leveraged
 Muni Debt Funds
 Average                                       10.33%     8.63%      6.70%

FUND LIPPER RANKING

         1 Year                    3 Years                  5 Years
         ------                    -------                  -------
     #2 of 63 funds           #2 of 62 funds           #38 of 53 funds

* The Fund's investment results are total returns for the periods and are based on the net asset value as of April 30, 1998. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

     The General & Leveraged Muni Debt Funds Average represents the performance of 64 funds for the six-month period and 63 funds for the 12-month period ended April 30, 1998. Funds in the Lipper averages generally have similar investment objectives, although some may have different investment policies. An investor cannot invest directly in an average.

     Your Fund's market price per share ended the period at $14.25.
--------------------------------------------------------------------------------

MARKET OVERVIEW

After a very strong fourth quarter of 1997, municipal bonds slightly underperformed U.S. Treasuries in the first quarter of 1998. However, the tax-exempt market performed well on an absolute basis, with prices generally higher across all sectors. Our view is that this relative underperformance was due to heavy new issuance by municipalities refinancing older, higher-coupon debt, and by the reduced supply of U.S. Treasury debt caused by the lower Federal deficit. A "flight to quality" by international investors into U.S. Treasuries, resulting from the Asian financial crisis, also fueled the outperformance of that market. In addition, the Asian crisis lowered investor expectations for growth and inflation in the domestic economy, another positive for the U.S. bond markets. The net result for the municipal market was a range-bound, quiet market focused on new issues. Continuing positive investment flows into tax-exempt mutual funds, combined with stronger than usual insurance company demand, absorbed much of the new issuance without affecting prices.

A consistent trend through the first quarter was improving credit quality for state and local debt issuers. With local economies benefiting from the recent protracted period of economic expansion, municipalities are experiencing record surpluses. In many cases, surpluses have greatly exceeded budget projections. For example, New York City recently announced a record $2 billion surplus, compared to recent years of projected deficits. Highlighting this trend was Standard and Poor's upgrading of nine issues for every downgrade during the first quarter. There is a possibility that local governments will use these surpluses to pay down older, high cost debt, reducing overall supply in the market. However, in the past, surpluses have tended to be used for new projects, not debt reduction.

LETTER TO SHAREHOLDERS                      ACM Municipal Securities Income Fund
================================================================================

INVESTMENT STRATEGY

ACM Municipal Securities Income Fund seeks to provide shareholders with high current tax-free income. At the same time, the Fund is managed to maintain relative stability of principal without sacrificing competitive returns.

Due to the recent lack of volatility in the market and record low yields for long term municipal bonds, there has been relatively little trading activity in the Fund since the beginning of the year. Our style of management is contrarian in outlook, seeking value during periods of market turmoil. Since 1994, the ACM Municipal Securities Income Fund has had a significantly longer duration than its peer group. As a result, this Fund dramatically outperformed most of its peers in the declining interest rate environment of the last several years. More recently, because of gains in bond prices, we have taken a slightly more defensive posture by investing in securities with a shorter average duration. By positioning the Fund for market moves in either direction, we stand prepared to benefit if price volatility once again returns to the tax-exempt market.

MARKET OUTLOOK

Market volatility is likely to increase during the second half of the Fund's fiscal year. With the continuing strength of the U.S. economy, and the relatively modest impact of the turmoil in Asia on corporate earnings, we could begin to see weaker bond prices and an opportunity to once again reposition the Fund's portfolio. We firmly believe that the environment for long term municipal bond investors should be positive. It is clear that the Federal Reserve is committed to curbing inflationary pressures. We view any backup in interest rates as an excellent opportunity to lock in attractive yields and to improve long term call protection. Looking ahead, we believe that interest rates will trend lower over the long term and that municipal credit quality will continue to improve. Overall, we believe that the investing environment will continue to be excellent for municipal bond investors.

We appreciate your investment in ACM Municipal Securities Income Fund and look forward to reporting future investment results.


Sincerely,


/s/ JOHN D. CARIFA

John D. Carifa
Chairman and President


/s/ SUSAN P. KEENAN

Susan P. Keenan
Senior Vice President

PORTFOLIO OF INVESTMENTS
April 30, 1998 (unaudited)                  ACM Municipal Securities Income Fund
================================================================================

Standard                                     Principal
& Poor's                                      Amount
 Rating                                        (000)                  Value
--------------------------------------------------------------------------------
        LONG TERM
        MUNICIPAL BONDS--98.8%

        ALABAMA--5.2%
AAA     West Jefferson
        PCR (Alabama Power)
        MBIA Ser 93C
        6.05%, 5/01/23.......                $ 11,900             $ 12,152,875
                                                                  ------------

        ARIZONA--0.8%
AA      Phoenix
        MFHR (Woodstone &
        Silver Springs)
        Ser 93 Asset Guaranty
        6.25%, 4/01/23.......                   1,470                1,549,792
AAA     Yuma
        MFHR (Alexandrite
        Sands Apt)
        AMT FHA Ser 90
        7.70%, 12/01/29......                     390                  409,820
                                                                  ------------
                                                                     1,959,612
                                                                  ------------

        CALIFORNIA--18.3%
AA-     California HFA
        SFMR (Homeownership
        Mtg)
        AMT Ser 94H
        7.50%, 8/01/25.......                  10,455               11,141,057
NR      Novato Comm Fac
        (Hamilton Field)
        Ser 95
        7.375%, 9/01/25......                   2,030                2,110,043
NR      Ontario Assess Dist #107
        (CA Commerce Ctr So)
        7.70%, 9/02/10.......                   6,130                6,325,670
NR      Orange County
        Assess Dist #88-1
        (Pelican Hill Proj)
        Ser 92A
        8.25%, 9/02/18.......                   3,825                3,939,788
NR      Orange County Comm
        Fac Dist #87-2
        (Portola Hills)
        Ser 91A
        9.30%, 8/15/16.......                   8,950                9,455,764
AAA     Sacramento
        Muni Util Dist
        (Elec Rev)
        Ser 92A FGIC
        6.30%, 8/15/18(a)....                   2,500                2,907,150
A-      Vacaville
        MFHR (Vacaville
        Comm Hsg)
        Ser 94A
        7.85%, 11/01/24......                   4,625                5,004,620
A-      Placer County Res Rec
        (Wstrn Placer Wst Mgmt)
        AMT Ser 94
        6.75%, 7/01/14.......                   1,800                1,933,920
                                                                  ------------
                                                                    42,818,012
                                                                  ------------

        COLORADO--9.4%
BB+     Denver City & County
        Arpt Rev (United Airlines)
        AMT Ser 92A
        6.875%, 10/01/32.....                  20,300               21,987,742
                                                                  ------------

        FLORIDA--2.8%
Aaa*    Brevard County HFA
        SFMR (Homeownership
        Mtg)
        AMT FHA Ser 94
        6.70%, 9/01/27.......                   3,060                3,270,651
A*      Dade County
        MFHR (Golden
        Lakes Apts)
        AMT Ser 97A
        6.00%, 11/01/32......                     250                  257,105
        6.05%, 11/01/39......                     750                  771,262
AAA     Florida HFA
        SFMR (Homeownership
        Mtg)
        AMT GNMA Ser 94B
        6.65%, 7/01/26.......                   1,230                1,292,152
Aaa*    Pinellas County HFA
        SFMR (Homeownership
        Mtg)
        AMT GNMA Ser 94A
        6.55%, 8/01/27.......                     960                1,017,475
                                                                  ------------
                                                                     6,608,645
                                                                  ------------

PORTFOLIO OF INVESTMENTS (cont.)
April 30, 1998 (unaudited)                  ACM Municipal Securities Income Fund
================================================================================

Standard                                     Principal
& Poor's                                      Amount
 Rating                                        (000)                  Value
--------------------------------------------------------------------------------
        ILLINOIS--1.8%
BBB-    Chicago Arpt Rev
        (American Airlines)
        AMT Ser 94
        8.20%, 12/01/24......                $  3,500             $  4,193,035
                                                                  ------------

        INDIANA--4.2%
BB+     Indianapolis
        Airport Rev
        (United Airlines)
        AMT Ser 95A
        6.50%, 11/15/31......                   1,900                2,049,606
AA      Warrick County
        PCR (So Indiana
        Gas & Elec Co)
        AMT Ser 93B
        6.00%, 5/01/23.......                   7,290                7,689,127
                                                                  ------------
                                                                     9,738,733
                                                                  ------------

        LOUISIANA--0.7%
Aaa*    Calcasieu Parish
        SFMR (Mortgage Rev)
        AMT GNMA/FNMA
        Ser 97A
        6.40%, 4/01/32.......                   1,500                1,586,805
                                                                  ------------

        MARYLAND--3.4%
AAA     Baltimore County
        MFHR (Dunfield Proj)
        FHA Ser 92A
        6.90%, 8/01/28.......                   7,500                8,034,900
                                                                  ------------

        MASSACHUSETTS--4.0%
A-      Mass Hlth & Ed Fac
        Auth Hosp Rev
        (Jordan Hospital)
        Ser 92B
        6.875%, 10/01/15.....                   1,500                1,617,915
Aaa*    Mass Hlth & Ed Fac
        Auth Hosp Rev
        (Metro West Health)
        Ser 92C
        6.50%, Preref:
        11/15/02.............                   2,690                2,969,599

A+      Mass HFA
        SFMR (Residential Mtg)
        AMT Ser 40
        6.65%, 12/01/27......                   4,520                4,874,187
                                                                  ------------
                                                                     9,461,701
                                                                  ------------

        MICHIGAN--1.9%
AA+     Michigan
        Hsg  Dev Auth
        SFMR (Mortgage Rev)
        AMT Ser 95B
        7.05%, 6/01/26.......                   2,760                2,874,126
AA      Troy Downtown
        Dev Auth
        Ser 95A Asset Guaranty
        6.375%, 11/01/18....                    1,490                1,614,832
                                                                  ------------
                                                                     4,488,958
                                                                  ------------

        MINNESOTA--4.1%
AA+     Minnesota HFA
        SFMR (Homeownership Mtg)
        AMT Ser 96G
        6.25%, 7/01/26.......                   7,075                7,456,908
BBB     South St. Paul Hosp Rev
        (Healtheast Proj)
        Ser 94
        6.75%, 11/01/09......                   1,905                2,073,345
                                                                  ------------
                                                                     9,530,253
                                                                  ------------

        NEW HAMPSHIRE--2.2%
AAA     Keene Hsg Dev Corp
        MFHR (Central Square)
        FHA Ser 90A
        7.50%, 2/01/25.......                   4,330                5,066,187
                                                                  ------------

        NEW YORK--1.7%
Aaa*    New York City GO
        Ser 95B
        7.25%, Preref: 8/15/04                  3,465                4,017,252
                                                                  ------------

                                            ACM Municipal Securities Income Fund
================================================================================

Standard                                     Principal
& Poor's                                      Amount
 Rating                                        (000)                  Value
--------------------------------------------------------------------------------
        OHIO--3.4%
BBB     Hamilton County
        Hlth Fac
        (Franciscan Sisters /
        Providence Hosp)
        Ser 92
        6.875%, 7/01/15......                $    500             $    535,475
Aaa*    Kent MFHR
        (Silver Meadows Apt Proj)
        AMT GNMA Ser 95
        7.15%, 12/20/26......                     525                  585,018
AAA     Ohio HFA
        SFMR (Residential Dev)
        AMT GNMA Ser 97
        6.15%, 3/01/29.......                   1,900                2,001,232
AAA     Ohio HFA
        SFMR (Mortgage Rev)
        AMT GNMA Ser 95 A-2
        6.625%, 3/01/26......                   4,555                4,859,729
                                                                  ------------
                                                                     7,981,454
                                                                  ------------

        PENNSYLVANIA--0.1%
BBB-    Allegheny County
        PCR (USX Corp)
        Ser 96
        6.10%, 1/15/18.......                     295                  310,113
                                                                  ------------

        RHODE ISLAND--4.6%
AA+     Rhode Island Hsg & Mtg
        Fin Corp SFMR
        (Homeownership Mtg)
        AMT Ser 92-7A
        6.75%, 10/01/25......                   2,900                3,079,713
        AMT Ser 91-8
        10.317%, 4/01/24(a)..                   7,000                7,703,570
                                                                  ------------
                                                                    10,783,283
                                                                  ------------

        SOUTH CAROLINA--1.8%
AAA     Horry County Arpt Rev
        (Myrtle Beach Jet Port)
        AMT FSA Ser 90
        7.30%, 7/01/20.......                   4,000                4,310,280
                                                                  ------------

        SOUTH DAKOTA--5.5%
AAA     South Dakota
        Hsg Dev Auth
        SFMR (Homeownership Mtg)
        AMT Ser 93-11
        6.15%, 5/01/26.......                   7,325                7,546,728
A*      South Dakota
        Student Loan Fin Corp
        AMT Ser 96-1E
        6.55%, Preref: 8/15/01                  4,900                5,326,447
                                                                  ------------
                                                                    12,873,175
                                                                  ------------

        TENNESSEE--7.1%
Aa2*    Tennessee Ed Loan
        (Ed Funding South, Inc)
        AMT Ser 97B
        6.20%, 12/01/21......                  10,600               11,077,636
BBB     Memphis Shelby
        County Spec Fac
        (Federal Express)
        AMT Ser 93
        6.20%, 7/01/14.......                   2,000                2,115,620
AAA     Metro Govt Nashville
        & Davidson Cnty
        Water System Rev
        Ser 92 AMBAC
        8.276%, 1/01/22(a)...                   3,000                3,455,700
                                                                  ------------
                                                                    16,648,956
                                                                  ------------

        TEXAS--10.2%
BBB     Alliance Arpt Auth
        (Federal Express)
        AMT Ser 96
        6.375%, 4/01/21......                  14,500               15,696,685
AAA     Amarillo Texas
        Hosp Rev
        (High Plains Baptist)
        FSA Ser 92B
        9.038%, 1/01/22(a)...                   3,200                3,693,120
BBB-    Dallas--Ft. Worth
        Airport (American
        Airlines)
        AMT Ser 92
        7.25%, 11/01/30......                   3,985                4,420,640
                                                                  ------------
                                                                    23,810,445
                                                                  ------------

PORTFOLIO OF INVESTMENTS (cont.)            ACM Municipal Securities Income Fund
================================================================================

Standard                                     Principal
& Poor's                                      Amount
 Rating                                        (000)                  Value
--------------------------------------------------------------------------------
        VIRGINIA--2.9%
A+      Giles County IDR
        (Hoechst--Celanese Corp.)
        AMT Ser 96
        6.45%, 5/01/26.......                $  3,670             $  4,038,284
AAA     Suffolk
        MFHR (Prince
        William Commons)
        AMT FNMA Ser 95A
        6.50%, 6/01/29.......                   2,525                2,714,754
                                                                  ------------
                                                                     6,753,038
                                                                  ------------

        WEST VIRGINIA--2.7%
AA+     West Virginia
        Public Energy Auth
        (Morgantown Energy)
        AMT Ser 90A
        5.05%, 7/01/08.......                   1,000                1,001,770
AAA     West Virginia Parkways
        Eco Dev (Parkway Rev)
        FGIC Ser 93
        7.555%, 5/16/19(a)...                   5,000                5,456,950
                                                                  ------------
                                                                     6,458,720
                                                                  ------------

        TOTAL INVESTMENTS--98.8%
          (cost $219,891,247)                                      231,574,174
        Other assets less liabilities--1.2%                          2,741,753
                                                                  ------------

        NET ASSETS--100%                                          $234,315,927
                                                                  ============

--------------------------------------------------------------------------------
*    Moody's or Fitch Rating.

(a) Inverse Floater Security--Security with variable or floating interest rate that moves in opposite direction of short-term interest rates.

     See notes to financial statements.


Glossary of Terms:

AMBAC      American Municipal Bond Assurance
           Corporation
AMT        Alternative Minimum Tax--(subject to)
FGIC       Financial Guaranty Insurance Company
FHA        Federal Housing Administration
FNMA       Federal National Mortgage Association
FSA        Financial Security Assurance, Inc.
GNMA       Government National Mortgage Association
GO         General Obligation
HFA        Housing Finance Authority
IDR        Industrial Development Revenue
MBIA       Municipal Bond Investors Assurance
MFHR       Multi-Family Housing Revenue
PCR        Pollution Control Revenue
SFMR       Single Family Mortgage Revenue

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1998 (unaudited)                                                  ACM Municipal Securities Income Fund
================================================================================================================
ASSETS
  Investments in securities, at value (cost $219,891,247).........................................  $231,574,174
  Interest receivable.............................................................................     4,009,154
  Receivable for investment securities sold.......................................................     3,096,471
  Other assets....................................................................................        69,004
                                                                                                    ------------
  Total assets....................................................................................   238,748,803
                                                                                                    ------------

LIABILITIES
  Due to custodian................................................................................       211,853
  Payable for investment securities purchased.....................................................     3,841,300
  Advisory fee payable............................................................................        97,864
  Administrative fee payable......................................................................        29,359
  Accrued expenses and other liabilities..........................................................       252,500
                                                                                                    ------------
  Total liabilities...............................................................................     4,432,876
                                                                                                    ------------
NET ASSETS........................................................................................  $234,315,927
                                                                                                    ============

COMPOSITION OF NET ASSETS
  Preferred Stock:
   $.01 par value per share; 3,600 shares Preferred Stock authorized, issued and outstanding at
      $25,000 per share liquidation preference....................................................  $ 90,000,000
  Common Stock:
   $.01 par value per share; 100,000,000 shares authorized, 10,711,752 shares issued and
   outstanding....................................................................................       107,118
  Additional paid-in capital......................................................................   147,127,790
  Distributions in excess of net investment income................................................      (269,528)
  Accumulated net realized loss on investments....................................................   (14,332,380)
  Net unrealized appreciation of investments......................................................    11,682,927
                                                                                                    ------------
                                                                                                    $234,315,927
                                                                                                    ============
  NET ASSET VALUE PER SHARE OF COMMON STOCK--$144,315,927
   ($234,315,927 less Preferred Stock at liquidation value of $90,000,000)
      divided by 10,711,752 shares of Common Stock outstanding....................................        $13.47
                                                                                                    ============

----------------------------------------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended April 30, 1998 (unaudited)                                 ACM Municipal Securities Income Fund
================================================================================================================
INVESTMENT INCOME
  Interest.........................................................................                   $7,184,206
                                                                                                      ----------

EXPENSES
  Advisory fee.....................................................................      $587,245
  Administrative fee...............................................................       176,174
  Auction Agent fee................................................................       111,702
  Audit and legal..................................................................        70,378
  Custodian........................................................................        50,267
  Transfer agency..................................................................        27,552
  Printing.........................................................................        21,648
  Directors' fees..................................................................        16,680
  Amortization of organization expenses............................................         5,649
  Miscellaneous....................................................................        21,244
                                                                                         --------
  Total expenses...................................................................                    1,088,539
                                                                                                      ----------
  Net investment income............................................................                    6,095,667
                                                                                                      ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investment transactions.....................................                      618,210
  Net change in unrealized appreciation on investments.............................                     (253,376)
                                                                                                      ----------
  Net gain on investments..........................................................                      364,834
                                                                                                      ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS.........................................                   $6,460,501
                                                                                                      ==========

STATEMENT OF CHANGES IN NET ASSETS
==================================================================================================================

                                                                                Six Months Ended
                                                                                 April 30, 1998      Year Ended
                                                                                   (unaudited)    October 31, 1997
                                                                                ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income......................................................     $  6,095,667     $ 12,830,510
  Net realized gain on investment transactions...............................          618,210        2,128,635
  Net change in unrealized appreciation (depreciation) on investments........         (253,376)       5,592,202
                                                                                  ------------     ------------
  Net increase in net assets from operations.................................        6,460,501       20,551,347

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income
   Common Stock..............................................................       (4,605,372)      (9,554,156)
   Preferred Stock...........................................................       (1,490,295)      (3,276,354)
  Distributions in excess of net investment income
   Common Stock..............................................................         (203,594)          (4,030)
   Preferred Stock...........................................................          (65,889)          (1,379)

CAPITAL STOCK TRANSACTIONS
  Reinvestment of dividends resulting in the issuance of Common Stock........          579,656        1,037,203
                                                                                  ------------     ------------
  Total increase.............................................................          675,007        8,752,631

NET ASSETS
  Beginning of year..........................................................      233,640,920      224,888,289
                                                                                  ------------     ------------
  End of period .............................................................     $234,315,927     $233,640,920
                                                                                  ============     ============

------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
April 30, 1998 (unaudited)                  ACM Municipal Securities Income Fund
================================================================================

NOTE A: Significant Accounting Policies

ACM Municipal Securities Income Fund, Inc. (the "Fund"), was incorporated in the state of Maryland on February 11, 1993 and is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange are generally valued at the last reported sale price or if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly marking a market in that security. Securities traded on the over-the-counter market are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the bases of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Organization Expenses

Organization expenses of approximately $60,000 have been deferred and are being amortized on a straight-line basis through May, 1998.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gains distributions are determined in accordance with federal tax regulation and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to book-to-tax differences, resulting from distributions in excess of net tax-exempt income, resulted in a net decrease in additional paid-in capital and a corresponding increase in distributions in excess of net investment income. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory and Administrative Fees

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee equal to an annualized rate of .50 of 1% of the average weekly net assets of the Fund during the month.

On November 28, 1995, the Fund entered into a

NOTES TO FINANCIAL STATEMENTS (cont.)       ACM Municipal Securities Income Fund
================================================================================

Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, whereby the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. During the six months ended April 30, 1998 the Fund reimbursed AFS $460.

Under the terms of an Administration Agreement, the Fund pays Alliance Capital Management L.P. (the "Administrator") an administration fee equal to an annualized rate of .15 of 1% of the average weekly net assets of the Fund during the month. The Administrator has engaged Prudential Mutual Fund Management, Inc. (the "Sub-Administrator") to act as Sub-Administrator. The Administrator, out of its own assets, will pay the Sub-Administrator a monthly fee equal to an annualized rate of .10 of 1% of the Fund's average weekly net assets. The Sub-Administrator prepares financial and regulatory reports for the Fund and provides other clerical services.

--------------------------------------------------------------------------------

NOTE C: Investment Transactions

Purchases and sales of investment securities (excluding short term investments and U.S. government securities) aggregated $68,630,528 and $80,085,587, respectively, for the six months ended April 30, 1998. There were no purchases or sales of U.S. government and government agency obligations for the six months ended April 30, 1998.

At April 30, 1998 the cost of the investments for Federal income tax purposes was $219,901,406. Accordingly, gross unrealized appreciation was $11,738,456 and gross unrealized depreciation was $65,688 resulting in net unrealized appreciation of $11,672,768.

--------------------------------------------------------------------------------

NOTE D: Taxes

For Federal income tax purposes at October 31, 1997, the Fund had a capital loss carry forward of $14,926,533; of which $3,828,762 expires in 2002 and $11,097,771 expires in 2003.

--------------------------------------------------------------------------------

NOTE E: Capital Stock
Common Stock

There are 100,000,000 shares of $0.01 par value common stock authorized. Of the 10,711,752 shares outstanding at April 30, 1998, the Adviser owned 7,200 shares. During the six months ended April 30, 1998, and the year ended October 31, 1997, the Fund issued 41,885 and 80,018 shares, respectively, in connection with the Fund's dividend reinvestment plan.

Preferred Stock

The Fund has issued and outstanding 3,600 shares of Preferred Stock, consisting of 1,200 shares each of Series A, Series B and Series C, with a liquidation value of $25,000 per share.

The dividend rate on Series A is 3.95% and is effective through May 6, 1998. The dividend rate on Series B is 4.15% and is effective through May 4, 1998. The dividend rate on Series C is 4.09% and is effective through May 7, 1998.

FINANCIAL HIGHLIGHTS                        ACM Municipal Securities Income Fund
================================================================================


Selected Data For a Share of Common Stock Outstanding Throughout Each Period.

                                                                                                                          April 23,
                                                                                                                           1993(a)
                                                 Six Months Ended                                                            to
                                                  April 30, 1998                                                         October 31,
                                                    (unaudited)        1997         1996         1995         1994          1993
                                                 ----------------     ------       ------       ------       ------      -----------
Net asset value, beginning of period ..............   $13.46          $12.74       $12.59       $11.57       $14.66       $13.98(b)
                                                    --------        --------     --------     --------     --------     --------
Income From Investment Operations
---------------------------------
Net investment income .............................      .57            1.20         1.18         1.17         1.21          .50
Net realized and unrealized gain
  (loss) on investment transactions ...............       03             .72          .22         1.11        (2.96)         .74
                                                    --------        --------     --------     --------     --------     --------
Net increase (decrease) in net
  asset value from operations .....................      .60            1.92         1.40         2.28        (1.75)        1.24
                                                    --------        --------     --------     --------     --------     --------
Less: Dividends And Distributions

Dividends from net investment income:
  Paid to Common Stock shareholders ...............     (.43)           (.89)        (.85)        (.90)        (.90)        (.30)
  Common Stock equivalent of dividends
   paid to Preferred Stock shareholders ...........     (.14)           (.31)        (.33)        (.36)        (.31)        (.08)
Distributions in excess of net investment income:
  Paid to Common Stock shareholders ...............     (.02)            -0-         (.05)         -0-          -0-          -0-
  Common Stock equivalent of distributions
   paid to Preferred Stock shareholders ...........      -0-             -0-         (.02)         -0-          -0-          -0-
Distributions from realized capital gains:
  Paid to Common Stock Shareholders ...............      -0-             -0-          -0-          -0-         (.11)         -0-
  Common Stock equivalent of distributions
   paid to Preferred Stock Shareholders ...........      -0-             -0-          -0-          -0-         (.02)         -0-
                                                    --------        --------     --------     --------     --------     --------
Total dividends and distributions .................     (.59)          (1.20)       (1.25)       (1.26)       (1.34)        (.38)
                                                    --------        --------     --------     --------     --------     --------
Preferred Stock offering costs and
  underwriting discounts ..........................      -0-             -0-          -0-          -0-          -0-         (.18)
                                                    --------        --------     --------     --------     --------     --------
Net asset value, end of period ....................   $13.47          $13.46       $12.74       $12.59       $11.57       $14.66
                                                    --------        --------     --------     --------     --------     --------
Market value, end of period .......................   $14.25          $14.12       $12.38       $12.00       $10.25       $14.25
                                                    ========        ========     ========     ========     ========     ========
Total Investment Return

Total investment return based on: (c)
   Market value ...................................     4.21%          22.34%       10.82%       26.65%      (21.99)%       3.42%
   Net asset value ................................     3.37%          13.34%        8.74%       17.71%      (14.41)%       6.39%
Ratios/Supplemental Data

Net assets, end of period (000's omitted) ......... $234,316        $233,641     $224,888     $222,488     $211,597     $244,069
Ratio of expenses to average
  net assets (d) ..................................      .93%(e)         .94%         .93%         .84%         .77%         .81%(e)
Ratio of net investment income
  to average net assets (d) .......................     5.23%(e)        5.64%        5.64%        5.77%        5.58%        4.95%(e)
Portfolio turnover rate ...........................       29%             90%         178%         222%         116%          79%
------------------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.

(b)  Net of offering costs of $.09.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d) The expense ratio and net investment income ratio do not reflect the effect of dividend and distribution payments to Preferred Stock shareholders.

(e)  Annualized.

                                            ACM Municipal Securities Income Fund
================================================================================

BOARD OF DIRECTORS
John D. Carifa, Chairman and President
Ruth Block
David H. Dievler
John H. Dobkin
William H. Foulk, Jr.
Dr. James M. Hester
Clifford L. Michel
Donald J. Robinson
Robert C. White

OFFICERS
Kathleen A. Corbet, Senior Vice President
Susan P. Keenan, Senior Vice President
Wayne D. Lyski, Senior Vice President
David M. Dowden, Vice President
Terrance Hults, Vice President
William E. Oliver, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

ADMINISTRATOR
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

PREFERRED STOCK:
DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

SUB-ADMINISTRATOR
Prudential Mutual Fund Management, LLC
Gateway Center Three
Newark, NJ 07102-4077

INDEPENDENT AUDITORS
Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

COMMON STOCK:
DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

CUSTODIAN
The Bank of New York
48 Wall Street
New York, NY 10286


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Municipal Securities Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

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

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

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

ACM Municipal Securities Income Fund
Summary of General Information


The Fund

ACM Municipal Securities Income Fund is a closed-end management investment company designed to obtain the highest level of current tax exempt income, consistent with what the Fund's investment adviser considers to be prudent investment risk, that is available from a portfolio of high-quality municipal debt securities.


Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day, under the designation "ACMMSI." The Fund's NYSE trading symbol is "AMU." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds." Additional information about the Fund is available by calling 1-800-247-4154.


Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund shares. For a copy of the Plan Brochure, please write to the Plan Agent, State Street Bank & Trust Company P.O. Box 8200, Boston, MA 02266-8200 or call 1-800-426-5523.




ACM Municipal Securities Income Fund
1345 Avenue of the Americas
New York, New York 10105

Alliance Capital LOGO

(R) These registered service marks used under license from the owner, Alliance Capital Management, L.P.

MSISR


--------------------------------------------------------------------------------


                                       ACM
                                   -----------
                                    MUNICIPAL
                                   -----------
                                   SECURITIES
                                   -----------
                                   INCOME FUND
                                   -----------


                                                          Semi-Annual
                                                          Report
                                                          April 30, 1998





                                                             Alliance(R)


--------------------------------------------------------------------------------